                                                                   EXHIBIT 10.12


[COLORADO BUSINESS LEASING, INC. LETTERHEAD]

NOTE NO.: 9000228-001

$280,000.00                                               DATE: November 1, 2000

For value received, the undersigned and each thereof, promises to pay to COLORADO BUSINESS LEASING, INC. or its order, at said company in Denver, Colorado, TWO HUNDRED EIGHTY THOUSAND DOLLARS and NO CENTS with interest thereon from the date hereof until maturity at a rate of 10.75 PERCENT, and after maturity at the prime rate plus FIVE PERCENT. The makers and endorsers hereof, and all persons who are or may become parties to this instrument, hereby waive presentment for payment, protest, notice of nonpayment and of protest, and agree to any extensions of time of payment and partial payments before, at, or after maturity, to the addition or release of any party or person primarily or secondarily liable, to the release or substitution of any or all collateral and to any other indulgence granted by the holder to any party liable thereon.

The principal of this note is repayable as follows:

THIRTY-SIX monthly payments at $9,052.63 principal and interest beginning NOVEMBER 1, 2000 and on the FIRST day of each month thereafter. The entire balance shall be due on or before OCTOBER 1, 2003. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged an additional amount equal to 5% of the payment.

Maturity of all principal and interest due hereunder shall at the option of the holder be accelerated and such principal and interest be immediately due and payable at the option of the holder without notice or demand upon the occurrence of any of the following events of default: (a) Failure to pay when due any installment of principal or interest; (b) default in the performance of any other liability or undertaking to the holder of any maker, endorser or guarantor hereof; including violation of the financial covenants noted below; (c) when the holder hereof in good faith deems itself insecure or feels that the prospect of payment of this note is impaired; (d) death, dissolution, insolvency (or the occurrence of anything in the opinion of the holder evidencing insolvency), termination of existence of, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, any maker, endorser or guarantor hereof. The undersigned will pay on demand all costs of collection of the indebtedness due hereunder, including reasonable attorneys' fees, paid or incurred by the holder, and the same shall constitute a part of the indebtedness represented hereby and be secured by any and ail collateral securing this promissory note.

Any deposits or other sums credited by or due from the holder to any maker, endorser or guarantor hereof and any property of any maker, endorser or guarantor in the holder's possession may at all times be held and treated as collateral security for the payment hereof, and the holder may set off or apply the same against any matured liability hereunder at any time.

No failure to exercise or delay in exercising any right hereunder of the holder shall operate as a waiver of such right or of any other right hereunder, nor shall any waiver by the holder be construed as a waiver of such right on any future occasion. If executed by more than one maker, the obligation represented hereby shall be joint and several. After default the holder may apply payment on account hereof, however designated, to principal or interest in the holder's discretion.

DURING THE TERM OF THIS PROMISSORY NOTE, OBLIGOR WILL MAINTAIN THE FOLLOWING
         FINANCIAL COVENANTS:
         MAINTAIN MINIMUM NET WORTH INCLUDING SUBORDINATED DEBT NOT LESS THAN
           $750,000.
         MAINTAIN MAXIMUM DEBT EXCLUDING SUBORDINATED TO NET WORTH INCLUDING
           SUBORDINATED OF LESS THAN 1.25:1.
         MAINTAIN CURRENT RATIO GREATER THAN 1.1.
         MAINTAIN MINIMUM TRADITIONAL CASH FLOW COVERAGE OF 5:1.

The laws of the State of Colorado shall govern this Promissory Note.

BORROWER:   AspenBio, Inc.


BY
  --------------------------------
      Roger Hurst, President